UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2024

Verrica Pharmaceuticals Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38529	46-3137900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 West Gay Street, Suite 400
West Chester, PA	19380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 453-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	VRCA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 2, 2024, Verrica Pharmaceuticals Inc. (the “Company”) entered into the fifth amendment and waiver (the “Fifth Amendment”) to its Credit Agreement dated as of July 26, 2023 (as amended prior to the Fifth Amendment, the “Credit Agreement”), by and between the Company, as borrower, OrbiMed Royalty & Credit Opportunities IV, LP, as a lender, each other lender that may from time to time become a party thereto, and OrbiMed Royalty & Credit Opportunities IV, LP, as administrative agent for the lenders. As previously disclosed, payments of the principal amount of borrowings under the Credit Agreement, together with a repayment premium and other fees, are not required under the Credit Agreement unless the Company’s net revenue attributable to YCANTHTM does not equal or exceed specified amounts for specified test periods as set forth in the Credit Agreement. Pursuant to the Fifth Amendment, (i) the parties agreed to modify the commencement of such revenue test so that such revenue test now begins on December 31, 2024, (ii) the lenders waived the requirement under Section 7.1(b) of the Credit Agreement that there be no “going concern” qualification with respect to the financial statements for the quarters ending June 30, 2024 and September 30, 2024 and (iii) the parties agreed to increase the Exit Fee for the Initial Loans (each as defined in the Credit Agreement) from 5.00% to 7.50%.

Except as set forth in the Fifth Amendment, the remaining terms of the Credit Agreement remain unchanged. The foregoing description of the terms of the Fifth Amendment is not intended to be complete and is qualified in the entirety by reference to the Fifth Amendment, which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verrica Pharmaceuticals Inc.

Date: August 5, 2024	/s/ P. Terence Kohler, Jr.
P. Terence Kohler, Jr.
Chief Financial Officer